UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CRBP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Proposal 4 of Item 5.07 of this report, on June 17, 2021, the stockholders of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) voted at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to approve an amendment to the Company’s certificate of incorporation, as amended (the “Charter”), to increase the Company’s authorized shares of common stock from 150,000,000 to 300,000,000 (the “Charter Amendment”). The Charter Amendment was filed with the Secretary of State of Delaware on June 17, 2021.

The foregoing summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03. The material terms of the Charter Amendment are detailed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 6, 2021.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2021, the Company held its Annual Meeting. The matters voted on at the Annual Meeting were: (1) the election of directors, (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021, (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers and (4) the approval of an amendment to the Charter to increase the Company’s authorized shares of common stock from 150,000,000 to 300,000,000. The final voting results were as follows:

1. The election of each of Dr. Yuval Cohen, Alan Holmer, Avery W. Catlin, Peter Salzmann, John Jenkins and Rachelle Jacques as directors to hold office for a term of one year, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Yuval Cohen, Ph.D.	39,869,008	1,712,610	32,703,757
Alan Holmer	39,624,357	1,957,261	32,703,757
Avery W. Catlin	39,743,363	1,838,255	32,703,757
Peter Salzmann	37,798,785	3,782,833	32,703,757
John Jenkins	37,319,599	4,262,019	32,703,757
Rachelle Jacques	38,799,947	2,781,671	32,703,757

2. The proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was approved based upon the following votes:

Votes For	Votes Against	Abstentions
72,865,397	662,723	757,255

3. The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,346,860	4,599,776	634,982	32,703,757

4. The votes were cast as follows with respect to the proposal to approve an amendment to the Charter to increase the Company’s authorized shares of common stock from 150,000,000 to 300,000,000:

Votes For	Votes Against	Abstentions
64,140,597	9,691,289	453,489

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	3.1	Certificate of Amendment of the Certificate of Incorporation, as amended, dated June 17, 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: June 17, 2021	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation, as amended, dated June 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)